SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Northern Lights Fund Trust III

(Name of Registrant as Specified in Its Charter)

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Taylor Xplor Managed Futures Strategy Fund

a series of

Northern Lights Fund Trust III

17605 Wright Street

Omaha, Nebraska  68130

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held [MEETING DATE]

Dear Shareholders:

The Board of Trustees of the Northern Lights Fund Trust III (the “Trust”), an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of Taylor Xplor Managed Futures Strategy Fund (the “Fund”), to be held at the offices of the Trust’s administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on [MEETING DATE] at 10:00 a.m., Eastern time, for the following purposes:

1.   To approve a new investment advisory agreement with Raylor Investments, LLC.

2.   To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on [RECORD DATE] are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

By Order of the Board of Trustees

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Eric Kane, Esq., Secretary

[PROXY DATE]

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, by calling the number listed on your proxy card or by faxing it to the number listed on your proxy card materials whether or not you expect to be present at the meeting.  If you attend the meeting, you may revoke your proxy and vote your shares in person.

Taylor Xplor Managed Futures Strategy Fund

a series of

Northern Lights Fund Trust III

with its principal offices at

17605 Wright Street

Omaha, Nebraska 68130

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PROXY STATEMENT

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SPECIAL MEETING OF SHAREHOLDERS

To Be Held [MEETING DATE]

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INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust III (the “Trust”) on behalf of Taylor Xplor Managed Futures Strategy Fund (the “Fund”), for use at a special meeting of shareholders of the Trust (the “Meeting”) to be held at the offices of the Trust’s administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on [MEETING DATE] at 10:00 a.m., Eastern time, and at any and all adjournments thereof.  The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about [PROXY DATE].

The Meeting has been called by the Board of Trustees of the Trust (“Board” or the “Trustees”) for the following purposes:

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To approve a new investment advisory agreement with Raylor Investments, LLC (“Raylor”).

2.

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on [RECORD DATE] (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Fund’s most recent annual and semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the Fund, 17605 Wright Street, Omaha, Nebraska 68130 or by calling [PHONE NUMBER].

PROPOSAL I

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN

THE TRUST AND RAYLOR INVESTMENTS, LLC

Background

From the Fund’s commencement of operations in 2012 until September 28, 2014, Taylor Investment Advisors, LP (“TIA”) served as the Fund’s investment adviser. TIA had engaged BlackRock Investment Management, LLC (“Blackrock”) to serve as the Fund’s sub-adviser and manage the fixed income component of the Fund’s strategy. The Fund executed the managed futures component of its strategy through investments made by its wholly-owned subsidiary in a commodity pool, managed by Xplor Capital Management, LLC (“Xplor”), an affiliate of Raylor Investments, LLC (“Raylor”). In May 2014, TIA provided notice to the Trust that it no longer wished to serve as the Fund’s investment adviser.  Concurrently, TIA recommended to the Board that Raylor replace TIA as the Fund’s adviser.

The Trustees are requesting that shareholders approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Raylor (the “New Agreement”).  The New Advisory Agreement will be similar in all material respects to the prior investment advisory agreement with TIA (the “Prior Agreement”), except that the date of its execution, effectiveness, advisory fees paid and expiration are changed and Raylor replaces TIA as the investment adviser. The effective date of the New Agreement will be the date shareholders of the Fund approve the New Agreement. Please see the section below entitled “The Advisory Agreement” for a more detailed discussion of the New Agreement.

At a meeting on August 27-28, 2014 (the “Board Meeting”), the Board of Trustees approved an interim advisory agreement between the Trust, on behalf of the Fund, and Raylor (the “Interim Agreement”), and the New Agreement, subject to shareholder approval.  The Investment Company Act of 1940, as amended (the “1940 Act”), requires that investment advisory agreements such as the New Agreement be approved by a vote of a majority of the outstanding shares of a Fund. Therefore, shareholders are being asked to approve the proposed New Agreement with Raylor. The Interim Agreement allows Raylor to manage the Fund as its investment adviser while the Board solicits this shareholder approval for the New Agreement.

Raylor is an SEC registered investment adviser formed in 2004 that provides investment management services of separately managed portfolios, primarily through sub-advisory relationships, for financial advisors and financial institutions, including independent advisors, registered investment advisors, wealth advisory practices, and family offices.  As of June 30, 2014 it had $57 million in assets under management. If the Fund shareholders approve the New Agreement, the name of the Fund will be changed to Raylor Managed Futures Strategy Fund.

As adviser, TIA was responsible for management of the Fund’s portfolio directly and through sub-advisers, selecting the Fund’s sub-advisers and assuring that investments are made according to the Fund’s investment objective, policies and restrictions. As investment adviser, Raylor intends to manage the Fund’s entire portfolio directly, including the portion of the portfolio which was previously managed by Blackrock, and does not intend to use sub-advisers.

Under the Prior Agreement, the Fund paid advisory fees of 1.05% of the Fund’s average net assets to TIA for its services as the Fund’s investment adviser. Under the New Agreement, the Fund will pay advisory fees of 1.30% of the Fund’s average net assets to Raylor for its services as the Fund’s investment adviser.  However, under TIA, the Fund invested in a commodity pool managed by Xplor, which charged an advisory fee (plus a performance fee) on the Fund’s investments in the commodity pool. As Raylor has taken over management of the entire Fund, the advisory fee charged by Xplor related to investments made in the commodity pool will be eliminated entirely (including the performance fees). While this reduction will not be reflected in the fee table shown to investors in the prospectus (as this fee charged to the commodity pool is an expense of the commodity pool and not the Fund), Raylor estimates that approval of the New Agreement will cause a reduction in the total expenses and fees charged to shareholders.

Under the New Agreement, the Fund’s primary investment objective of seeking absolute positive returns remains the same. Raylor will employ substantially the same investment strategies as TIA in managing the Fund’s assets, except that Raylor will manage each component of the Fund’s portfolio directly. Raylor’s fixed income strategy will employ the same focus on interest income and capital appreciation as the strategy imposed by Blackrock, but through the use of a different methodology.

Raylor began managing the Fund pursuant to the Interim Agreement on September 28, 2014. The Interim Agreement is effective for 150 days from that date or until the New Advisory Agreement is approved, if sooner.  The terms of the Interim Agreement are identical in all material respects to those of the Prior Agreement, except that (i) the date of its execution, effectiveness, and termination are changed, (ii) Raylor replaces TIA as the adviser; and (iii) all fees earned by Raylor under the Interim Agreement will be held in a separate escrow account pending shareholder approval of the New Agreement.  If the Fund’s shareholders approve the New Agreement, the escrowed management fees will be paid to Raylor.

The Advisory Agreements

Under the terms of the Prior Agreement, TIA was entitled to receive an annual fee from the Fund equal to 1.05% of the Fund’s average daily net assets.  For such compensation, the TIA managed the Fund’s portfolio directly and through sub-advisers, selected the Fund’s sub-advisers and assured that investments are made according to the Fund’s investment objective, policies and restrictions.  The Board of Trustees, consisting entirely of Independent Trustees (as defined in the 1940 Act), unanimously approved the Prior Agreement at a meeting held on May 30-31, 2012.

TIA had contractually agreed to reduce its fees and to reimburse expenses (the “Prior Expense Limitation Agreement”), at least until October 31, 2014, to ensure that the Fund’s ordinary and direct operating expenses would not exceed 1.86% and 1.61% of the daily average net assets attributable to the Fund’s Class A and Class I shares, respectively; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

Subject to shareholder approval, the Trust has entered into the New Agreement with Raylor. Under the New Agreement, Raylor will receive an annual fee from the Fund equal to 1.30% of the Fund’s average daily net assets.  Raylor also has contractually agreed to reduce its fees and to reimburse expenses (the “New Expense Limitation Agreement”) from the date of effectiveness of the New Agreement, if approved by shareholders, at least until October 31, 2016, to ensure that Net Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred loads, acquired fund fees and expenses, taxes, borrowing costs (such as interest and dividend expense on securities sold short), brokerage fees and commissions, or extraordinary expenses such as litigation) will not exceed 1.99% and 1.74% of average daily net assets attributable to Class A and Class I shares, respectively; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

The New Agreement will become effective with respect to the Fund upon approval by the shareholders of the Fund.  The New Advisory Agreement will be similar in all material respects to the prior investment advisory agreement with TIA, (the “Prior Agreement”), except that the date of its execution, effectiveness, advisory fees paid and expiration are changed and Raylor replaces TIA as the adviser. The New Agreement, like the Prior Agreement, provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Board of Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Trust.  Like the Prior Agreement, the New Agreement automatically terminates on assignment and is terminable upon notice by the Trust with respect to the Fund.  In addition, the New Agreement may be terminated upon 60 days’ notice by Raylor given to the Trust. The New Agreement, like the Prior Agreement and the Interim Agreement, provides that Raylor shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. If the New Agreement is not approved by the shareholders of the Fund, the Board of Trustees will consider other options, including a new or modified request for shareholder approval of a new advisory agreement.

Raylor is currently managing the Fund pursuant to the Interim Agreement. The terms of the Interim Agreement are identical in all material respects to those of the Prior Agreement, except that (i) the date of its execution, effectiveness, and termination are changed, (ii) Raylor replaces TIA as the adviser; and (iii) all fees earned by Raylor under the Interim Agreement will be held in a separate escrow account pending shareholder approval of the New Agreement.  Raylor has contractually agreed to reduce its fees and to reimburse expenses for the term of the Interim Agreement (the “Interim Expense Limitation Agreement”) under the same material terms as those of the Prior Agreement, except that the parties and term of the Interim Expense Limitation Agreement have changed as noted above.

During the fiscal year ended June 30, 2014, TIA earned $154,129 in advisory fees of which $154,129 was waived and TIA reimbursed the Fund $81,111. If the advisory fee under the New Agreement had been in effect for the fiscal year ended June 30, 2014, the Fund would have incurred $[   ] in advisory fee expenses which would have been an increase of [  ]% over the actual advisory fees incurred.  However this calculation does not take into effect the fact that, under TIA, the Fund invested in a commodity pool managed by Xplor, which charged an advisory fee (plus a performance fee) on investments made in a commodity pool. Under the New Agreement, Raylor will take over management of the entire Fund, and, as such, the advisory fee charged by Xplor related to investments made in the commodity pool will be eliminated entirely (including the performance fees). While this reduction will not be reflected in the fee table shown to investors in the prospectus (as this fee charged to the commodity pool is an expense of the commodity pool and not the Fund), Raylor estimates that approval of the New Agreement will cause a reduction in the total expenses and fees charged to shareholders.

The New Agreement is attached as Exhibit A.  You should read the New Agreement.  The description in this Proxy Statement of the New Agreement is only a summary.

Additional Information on Fees and Expenses

The following is a comparison of the fee tables, along with the corresponding expense examples, under the Prior Agreement and the New Agreement. While the approval of the New Agreement will cause the advisory fees reflected in the fee table shown to investors in the prospectus to increase, Raylor estimates the  total expenses and fees charged to shareholders will actually decrease due to the elimination of advisory fees charged to the Fund’s investments in a commodity pool. These eliminated fees are not shown in the following fee tables, as they were fees of the underlying commodity pool and not the Fund.

Prior Agreement

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.05%	1.05%
Distribution and/or Service (12b-1) Fees	0.25%	None
Acquired Fund Fees and Expenses (1)	0.05%	0.05%
Other Expenses	2.40%	2.35%
Total Annual Fund Operating Expenses	3.75%	3.45%

(1) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.  These indirect cost are included in realized and unrealized gains and losses on investments in the financial statements.

New Agreement

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.30%	1.30%
Distribution and/or Service (12b-1) Fees	0.25%	None
Acquired Fund Fees and Expenses (1)	0.05%	0.05%
Other Expenses	2.40%	2.35%
Total Annual Fund Operating Expenses	4.00%	3.70%
Fee Waiver and Reimbursement (2)	(1.96)%	(1.91)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	2.04%	1.79%

(1)  Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.  These indirect cost are included in realized and unrealized gains and losses on investments in the financial statements.

(2)  Raylor has contractually agreed to reduce its fees and to reimburse expenses, at least until October 31, 2016, to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of certain fees) will not exceed 1.99% and 1.74% of average daily net assets attributable to Class A and Class I shares, respectively.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis if such recoupment can be achieved within the foregoing expense limits.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Prior Agreement

Class	1 Year	3 Years	5 Year	10 Years
A	$870	$1,554	$2,354	$4,425
I	$182	$956	$1,750	$3,827

New Agreement

Class	1 Year	3 Years	5 Year	10 Years
A	$858	$1,496	$2,252	$4,227
I	$169	$893	$1,640	$3,610

Information Concerning Raylor

Raylor is a Delaware limited liability company located at 35 Mason Street, 4th Floor, Greenwich, CT 06830.  The names, titles addresses, and principal occupations of the principal executive officers of Raylor are set forth below:

Name and Address*:	Title	Principal Occupation:
Damon Hart	Managing Partner of Investments, Chief Compliance Officer

Managing Partner of Investments and Chief Compliance Officer of Raylor since 2011; Managing Partner of Investments for Raylor Asset Management Group, LLC since 2011 and the Chief Executive Officer of Xplor Capital Management, LLC since 2001.

Gregory Rogers	President	President of Raylor and RayLign Advisory, LLC since 2004; Managing Partner of Business Management for Raylor Asset Management Group, LLC since 2011.

*Each officer’s address is in care of Raylor Investments, LLC, 35 Mason Street, 4th Floor, Greenwich, CT 06830.

Raylor is a wholly owned subsidiary of Raylor Asset Management Group, LLC (“RAMG”).  RAMG is wholly owned by Damon Hart and RayLign Advisory, LLC. Raylign Advisory is wholly owned by Gregory Rogers and is also headquartered in Greenwich, CT. RAMG also owns Xplor Capital Management LLC, a commodity trading adviser and commodity pool operator that is registered with the Commodity Futures Trading Commission and is a member of the National Futures Association.

Evaluation by the Board of Trustees

The New Agreement was approved by the majority of the Board at an in-person meeting held on August 27-28, 2014. The Board reviewed the materials provided by Raylor in advance of the meeting.  The Board Members were assisted by independent legal counsel throughout the New Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the New Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each

Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Agreement.

Nature, Extent & Quality of Service.  The Board noted that Raylor was established in December 2004 and provides investment management services for separately managed portfolios, primarily through sub-advisory relationships with financial advisers and financial institutions. The Board noted that Raylor is wholly owned by Raylor Asset Management Group LLC, which also owns Xplor Capital Management LLC, the current commodity trading adviser (“CTA”) to the commodity pool in which the wholly owned subsidiary of the Fund invests. The Board acknowledged that Raylor and its affiliates manage approximately $310 million in assets. The Board reviewed the background information of the key investment personnel responsible for servicing the Fund and noted their satisfaction with the investment team’s financial industry experience and expertise.  The Board reviewed Raylor’s investment process noting that Raylor will employ a disciplined, multi-asset global research process that considers technical and risk based inputs and applies a weighting methodology comprised of trends, counter-trends, and momentum to tactically allocate across various futures contracts. The Board noted that rather than utilize the services of a sub-adviser to manage the fixed income portion of the Fund, Raylor has requested to assume full responsibility for the management of the Fund.  The Board noted their satisfaction with this proposal, due to the fact that Raylor appears to have strong fixed income and managed futures investment experience and that the consolidation of duties in a single adviser could result in efficiency benefits to the Fund. Recognizing that not all strategy risks can be eliminated, the Board reviewed Raylor’s risk mitigation philosophies and processes, noting that Raylor appears to have a strong understanding of the appropriate use of risk management techniques needed to implement the Fund’s strategy. The Board noted that Raylor’s chief compliance officer will provide active compliance monitoring to the Fund to ensure compliance with the Fund’s prospectus and investment limitations. The Board observed the fact that Raylor has not had any material or compliance issues and that their CTA affiliate was currently awaiting the results of a routine NFA examination which occurred in July 2014. The Board expressed its satisfaction with Raylor’s commitment to the Fund and concluded that Raylor appears to have ability to provide a high level of quality service to the Fund and its shareholders.

Performance.  Under the management of TIA, the Fund returned of -0.81% and -8.42% over the one-year and since inception (September 2012) periods, respectively, underperforming the benchmark BTOP 50 Index, which returned 0.73% and -0.46% during the same time periods, respectively. The managed futures portion of the Fund, managed by Raylor’s affiliate, Xplor Capital Management, LLC (“XCM”) through investments made by the Fund’s subsidiary in a commodity pool, returned -1.17% and -7.69% during the one year and since inception (September 2012) periods, respectively. The Board recognizes that the managed futures asset class in general has had poor performance for several years due to several economic factors related to strong equity markets and low interest rates. However, the Board noted that the asset class’s poor performance is not likely be permanent and has shown signs of improvement recently, and during the past three months the Fund returned approximately 5%. While the performance of the Fund has been disappointing overall, the Board is optimistic that Raylor has the potential to provide performance that is reasonable for the managed futures asset class and up to the expectations of the Board.

Fees & Expenses.  The Board considered that Raylor has proposed an annual management fee of 1.30%, which is in line with the peer group average of 1.28% and the Morningstar category (Managed Futures) average of 1.31%. The Board observed that the Fund’s estimated expense ratio of 1.74%, after waiver, is lower than the peer group average of 1.94% and the Morningstar average of 1.80%.  The Board further noted that under the prior advisory agreement (and the proposed interim advisory agreement), the management fee was 1.05% and expense ratio was 1.61% after waivers, but the Fund indirectly incurred an additional CTA fee because the Fund invested in a commodity pool. The Board noted that, after application of this indirect expense, the proposed gross Fund expenses under Raylor’s proposal will be lower than the Fund’s current gross current expenses. The Board concluded that, in consideration of each of the noted factors, the proposed management fee is reasonable.

Economies of Scale.  The Board discussed the anticipated size of the Fund, and its prospects for growth. The Trustees concluded that based on the anticipated size of the Fund, meaningful economies justifying breakpoints will not likely be realized during the initial term of the agreement.  The Board noted that Raylor representatives agreed to evaluate the implementation of breakpoints as the Fund grows and Raylor achieves economies of scale. The Board agreed to monitor and reconsider the issue at the appropriate time.

Profitability.  The Board considered the anticipated profits to be realized by Raylor in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  The Trustees noted that Raylor expects to earn a very modest profit in terms of actual dollars and percentage of revenues from its relationship with the Fund during the initial term of the Advisory Agreement.  The Board agreed that Raylor’s anticipated profitability level associated with its relationship with the Fund is not excessive.

Conclusion.  Having requested and received such information from Raylor as the Trustees believed to be reasonably necessary to evaluate the terms of the New Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the New Advisory Agreement is in the best interests of the shareholders of the Fund.

The Board of Trustees of the Trust, including the Independent Trustees, recommends that shareholders of the Fund vote “FOR” approval of the New Agreement.

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a non-diversified series of the Trust, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on December 5, 2011, as amended on October 2, 2012. The Trust’s principal executive offices are located at 17605 Wright Street, Omaha, Nebraska 68130.  The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services. The Fund currently retains Raylor as investment advisor. Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130, serves as principal underwriter and distributor of the Fund.  Gemini Fund Services, LLC, with principal offices located at 17605 Wright Street, Omaha, Nebraska 68130 provides the Fund with transfer agent, accounting, compliance, and administrative services.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the proposed New Agreement and at the discretion of the holders of the proxy on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were [_____] shares of beneficial interest of the Fund issued and outstanding.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on Proposal I.  Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of Proposal I.  As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting, but they are not affirmative votes for any proposal.  As a result, with respect to approval of the Proposal I, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Trust, there were no Trustees or officers of the Trust who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date.

The record owners of more than 5% of the outstanding shares of each share class of the Fund are listed in the following table.

Name and Address	Status of Holding	Number of Shares Owned	Percentage Held

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.

As a group, [the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Fund as of the Record Date.]

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the Securities & Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to Eric Kane, Esq., Secretary, Northern Lights Fund Trust III, 80 Arkay Drive, Suite 110, Hauppauge, NY  11788.

COST OF SOLICITATION

The Board of Trustees is making this solicitation of proxies.  The Trust has engaged [AST Fund Solutions, LLC], a proxy solicitation firm, to assist in the solicitation.  The estimated fees anticipated to be paid to [AST Fund Solutions, LLC] are approximately [$].  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by Raylor.  In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and Raylor will reimburse them for their expenses in so doing.  Certain officers, employees and agents of the Trust, TIA and Raylor may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Trust’s Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above.  If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future.  For such requests, call the Trust at 631-470-2600, or write the Trust at 17605 Wright Street, Omaha, Nebraska 68130.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on [MEETING DATE].

BY ORDER OF THE BOARD OF TRUSTEES

Eric Kane, Esq., Secretary

Dated: [PROXY DATE]

If you have any questions before you vote, please call our proxy information line at [PHONE NUMBER].  Representatives are available Monday through Friday 9 a.m. to 10 p.m., Eastern Time to answer your questions about the proxy material or about how to how to cast your vote.  You may also receive a telephone call reminding you to vote your shares.  Thank you for your participation in this important initiative.

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE OR FAX YOUR PROXY CARD TO THE NUMBER LISTED ON YOUR PROXY CARD.

Exhibit A

INVESTMENT ADVISORY AGREEMENT

Between

NORTHERN LIGHTS FUND TRUST III

 and

RAYLOR INVESTMENTS, LLC

      This AGREEMENT is made as of August 28, 2014 between NORTHERN LIGHTS FUND TRUST III, a Delaware statutory trust (the “Trust”), and Raylor Investments, LLC a Delaware Limited Liability Company (the “Adviser”) located at 35 Mason Street, 4th Floor, Greenwich, CT 06830 ..

RECITALS:

     WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “Act”);

     WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

     WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a “Fund,” and collectively as the “Funds”);

     WHEREAS, the Adviser is or soon will be registered as an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to the Fund in the manner and on the terms and conditions hereinafter set forth;

          NOW, THEREFORE, the parties hereto agree as follows:

1.

Services of the Adviser.

      1.1 Investment Advisory Services. Subject to the supervision of the Trust’s Board of Trustees (the “Board”), the Adviser shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund’s portfolio of securities and other investments. The Adviser shall determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the assets of the Fund’s portfolio will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the execution of investment documentation and agreements), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund, and any other specific policies adopted by the Board and disclosed to the Adviser. The Adviser is authorized as the agent of the Trust to give instructions to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

The Adviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Adviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

      The Trust hereby authorizes any entity or person associated with the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv) provided the transaction complies with the Trust’s Rule 17e-1 policies and procedures.

      1.2 Administrative Services.   The Trust has engaged the services of an administrator.   The Adviser shall provide such additional administrative services as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

      1.2.1 Office Space, Equipment and Facilities.  Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations hereunder.

      1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions, which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

      1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

      1.2.4 Trustees and Officers. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

      1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

      1.2.6 Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund , under federal and state securities and tax laws.

      1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement (“Additional Series”), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Act. The Trust or the Adviser may elect not to make any such series subject to this Agreement.

      1.4 Change in Management or Control. The Adviser shall provide at least sixty (60) days' prior written notice to the Trust of any change in the ownership or management of the Adviser, or any  event or action that may constitute a change in “control,” as that term is defined in Section 2 of the Act ..  The Adviser shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of the Funds.

2.

Expenses of the Funds .

      2.1 Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors , members or employees of the Adviser.

      In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Funds under any separate agreement or arrangement between the parties.

      2.2 Expenses to be Paid by the Fund.  The Fund shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Fund , and not to the Adviser, include but are not limited to:

      2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Fund' s cash, securities, and other property.

      2.2.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent, transfer agent or other agent engaged by the Trust to service shareholder accounts.

      2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

      2.2.4 Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Fund 's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

      2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Fund 's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund 's investment portfolio.

      2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

      2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust's legal counsel and independent accountants.

      2.2.8 Trustees' Fees and Expenses. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

      2.2.9 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

      2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Fund under the Act and the registration of the Fund 's shares under the Securities Act of 1933 (the

“1933 Act”), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

      2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Fund 's shares under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

      2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

      2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Fund in a manner approved by its Trustees.

      2.2.14 Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale or lending of the Fund 's portfolio securities.

      2.2.15 Taxes. All taxes or governmental fees payable by or with respect to the Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

      2.2.16 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

      2.2.18 Compliance Fees. All charges for services and expenses of the Trust's Chief Compliance Officer.

      2.2.19 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3.

Advisory Fee

      As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, the Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund's average daily net assets for the month. The annual percentage rate applicable to the Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement.  If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

4.

Proxy Voting

      The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time.  Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Fund and in accordance with your proxy voting policy.  You agree to provide a copy of your proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5.

Records

      5.1 Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats the Fund as a separate entity for federal income tax purposes.

      5.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6.

Reports to Adviser

      The Trust shall furnish or otherwise make available to the Adviser such copies of the Fund 's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

7.

Reports to the Trust

      The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8.

Code of Ethics

      The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption.  The Adviser will provide to the Board of Trustees of the Trust at least annually or as more frequently requested by the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent “access persons” (as that term is defined in Rule 17j-1) from violating the code.

9.

Retention of Sub-Adviser

      Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

10.

Services to Other Clients

      Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11.

Limitation of Liability of Adviser and its Personnel

      Neither the Adviser nor any director, manager, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement;  PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of such rights which the Trust or the Fund may have under federal securities laws.

12.

Effect of Agreement

      Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13.

Term of Agreement

      With respect to the Fund, the term of this Agreement shall begin as of the date and year upon which the Fund commences investment operations, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to the Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14.

Amendment or Assignment of Agreement

      Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment if required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15.

Termination of Agreement

      Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to one or more Funds, without payment of any penalty:

(i)

By vote of the Trust’s Board of Trustees, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or by “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), in each case, upon not more than 60 days’ written notice to the Adviser;

(ii)

By any party hereto upon written notice to the other party in the event of a breach of any provision of this Agreement by the other party if the breach is not cured within 15 days of notice of the breach; or

(iii)

By the Adviser upon 60 days’ written notice to the Trust.

16.

Use of Name

      The Trust is named the Northern Lights Fund Trust III and each Fund may be identified, in part, by the name “Northern Lights.”

17.

Declaration of Trust

      The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

18.

Confidentiality

      The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law.  In addition, the Adviser and the Adviser's officers, directors, members and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing the Fund's portfolio holdings.  The Adviser agrees that, consistent with the Adviser's Code of Ethics, neither the Adviser nor the Adviser's officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund's portfolio holdings.

19.

Governing Law

This Agreement shall be governed and construed in accordance with the laws of the State of New York.

20.

Interpretation and Definition of Terms

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment” and “affiliated person,” as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21.

Captions

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22.

Execution in Counterparts

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

[ Signature Page Follows ]

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

                               NORTHERN LIGHTS FUND TRUST III

                               By: _________________

                               Name: Andrew Rogers

                               Title: President

Raylor Investments, LLC

                               By: ___________________

                               Name:

                               Title:

NORTHERN LIGHTS FUND TRUST III

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

FUNDS OF THE TRUST

NAME OF FUND	ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND
Raylor Managed Futures Strategy Fund	1.30%

PROXY CARD

TAYLOR XPLOR MANAGED FUTURES STRATEGY FUND

a series of the Northern Lights Fund Trust III

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [MEETING DATE]

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Andrew Rogers, Kevin E. Wolf and James P. Ash each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of Northern Lights Fund Trust III (the "Trust") to be held at the offices of the Trust's administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on [MEETING DATE] at 10:00 a.m., Eastern time, and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

______________________________________                   _____________

Signature

Date

________________________________________                 _____________

Signature (if held jointly)

Date

__________________________________________

Title if a corporation, partnership or other entity

▲FOLD HERE - PLEASE DO NOT TEAR▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:

Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number and check digit found in the box at the right at the time you execute your vote.

Control Number: “Control Number”
2. Touchtone Phone:	Simply dial toll-free “[INSERT TOUCHTONE #]” and follow the automated instructions. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

If you would like another copy of the proxy material, they are available at www.proxyonline.us.  You will need your control number above to log in.

TAGID:

“TAG ID”

CUSIP:  “CUSIP”

PROXY CARD

TAYLOR XPLOR MANAGED FUTURES STRATEGY FUND

a series of the Northern Lights Fund Trust III

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [MEETING DATE]

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST’S BOARD OF TRUSTEES AND THE PROPOSAL BELOW HAS BEEN PROPOSED BY THE BOARD OF TRUSTEES.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S).  IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS AND IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:   Xx

PROPOSALS:

		FOR	AGAINST	ABSTAIN
1.	To approve a new Investment Advisory Agreement between Northern Lights Fund Trust III and Raylor Investments, LLC with respect to the Taylor Xplor Managed Futures Strategy Fund.	□	□	□

YOU CAN VOTE BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT.

WE URGE YOU TO VOTE PROMPTLY.